UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 27, 2016
Date of Report (Date of earliest event reported)

IRELAND INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50033	91-2147049
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

2360 West Horizon Ridge Parkway, Suite 100
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 932-0353
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOITMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective December 27, 2016, Ireland Inc. (the “Company”) amended the terms of certain options granted to executive officers and directors of the Company under its 2007 Stock Incentive Plan (the “Plan”) and granted additional options under the Plan. A detailed description of these amendments and new option grants is provided under Item 8.01 of this report.

ITEM 8.01	OTHER EVENTS.

Temporary Amendments to Outstanding Warrants

Effective December 27, 2016 the Board of Directors (the “Board”) of Ireland Inc. (the “Company”) approved amendments to the Company’s 88,450,162 outstanding share purchase warrants (the “Outstanding Warrants”) to reduce the exercise price of the Outstanding Warrants to $0.08 per share (the “Temporary Warrant Price Reduction”) until 5:00 pm (Pacific Time) on January 31, 2017 (the “Reduced Price Deadline”).

In conjunction with amending the exercise price for the Outstanding Warrants, the Company extended the term of 48,366,829 Outstanding Warrants issued by the Company between 2007 and 2012 that were previously scheduled to expire on December 31, 2016 (collectively, the “Expiring Warrants”). The Expiring Warrants were extended to the Reduced Price Deadline. If the Expiring Warrants are not exercised by the Reduced Price Deadline, they will expire and will cease to be exercisable.

In addition to the Expiring Warrants, the Board also approved the Temporary Warrant Price Reduction for the Company’s remaining 40,083,333 Outstanding Warrants that were not expiring (the “Non-Expiring Warrants”). If the Non-Expiring Warrants are not exercised by the Reduced Price Deadline, they may still be exercised in accordance with their original terms, including the exercise price set forth under the terms of the Non-Expiring Warrants.

The Board approved the temporary reduction in exercise price to provide the Company’s warrantholders with an incentive to exercise the Expiring and Non-Expiring Warrants and to provide the Company with a potential source of financing.

Directors and executive officers of the Company hold Expiring Warrants and Non-Expiring Warrants as follows:

Director / Officer	Expiring Warrants	Non-Expiring Warrants
Douglas D.G. Birnie	100,000	625,000
Mark H. Brennan	70,000	125,000
David Z. Strickler	4,550	Nil.

Amendments to Outstanding Stock Options

In conjunction with Temporary Warrant Price Reduction, the Board also approved amendments to certain options granted under the Company’s 2007 Stock Incentive Plan (the “Plan”). The Board approved the temporary reduction in exercise price to provide the Company’s directors, executive officers and consultants who qualify as “accredited investors” under the Securities Act of 1933, as amended (the “Securities Act”) with an incentive to exercise the Expiring and Non-Expiring Warrants and to provide the Company with a potential source of financing

The Company reduced the exercise price of 1,367,197 options granted under the Plan to directors and executive officers of the Company to $0.08 per share (the “Temporary Option Price Reduction”) that were scheduled to expire on December 31, 2016 (the “Expiring D&O Plan Options”) and extended the term of the Expiring D&O Plan Options to the Reduced Price Deadline as follows:

Expiring D&O Plan Options
		No. of
		Exp.	Orig. Ex.	Red. Ex.	Sch. Expiry	Revised
Optionee Name	Capacity	Options	Price	Price	Date	Expiry Date
Douglas D.G. Birnie	Officer / Director	75,000	$0.53	$0.08	31/Dec/2016	31/Jan/2017
Douglas D.G. Birnie	Officer / Director	150,000	$0.75	$0.08	31/Dec/2016	31/Jan/2017
	Total	225,000

Former Spouse of	Officer/Director	75,000	$0.53	$0.08	31/Dec/2016	31/Jan/2017
Douglas D.G. Birnie
Former Spouse of	Officer/Director	150,000	$0.75	$0.08	31/Dec/2016	31/Jan/2017
Douglas D.G. Birnie
	Total	225,000

David Z. Strickler	Officer	200,000	$0.82	$0.08	31/Dec/2016	31/Jan/2017
David Z. Strickler	Officer	50,000	$0.75	$0.08	31/Dec/2016	31/Jan/2017
	Total	250,000

Mark H. Brennan	Director	200,000	$0.53	$0.08	31/Dec/2016	31/Jan/2017
Mark H. Brennan	Director	67,197	$0.81	$0.08	31/Dec/2016	31/Jan/2017
Mark H. Brennan	Director	200,000	$0.48	$0.08	31/Dec/2016	31/Jan/2017
Mark H. Brennan	Director	200,000	$0.36	$0.08	31/Dec/2016	31/Jan/2017
	Total	667,197

If the Expiring D&O Plan Options are not exercised by the Reduced Price Deadline, they will expire and will cease to be exercisable.

The Board also approved the Temporary Option Price Reduction for 7,600,000 options granted under the Plan to directors, executive officers and certain consultants that qualify as “accredited investors” as defined in Regulation D of the Securities Act of 1933, as amended (the “Securities Act”) that were not expiring (the “Amended Non-Expiring Plan Options”). The Board approved a temporary waiver of any vesting provisions that the Amended Non-Expiring Plan Options are subject to if those options are exercised by the Reduced Price Deadline. Directors and officers of the Company held Amended Non-Expiring Plan Options as follows.

Amended Non-Expiring Plan Options Held by Directors and Officers
				Temp.
		No. of Exp.	Orig. Ex.	Reduced Ex.
Optionee Name	Capacity	Options	Price	Price
Douglas D.G. Birnie	Officer / Director	150,000	$0.53	$0.08
Douglas D.G. Birnie	Officer / Director	517,581	$0.75	$0.08
Douglas D.G. Birnie	Officer / Director	800,000	$0.90	$0.08
Douglas D.G. Birnie	Officer / Director	600,000	$0.57	$0.08
Douglas D.G. Birnie	Officer / Director	600,000	$0.28	$0.08
Douglas D.G. Birnie	Officer / Director	1,350,000	$0.40	$0.08
	Total	4,017,581

Former Spouse of Douglas	Officer/Director	82,419	$0.75	$0.08
D.G. Birnie
	Total	82,419

David Z. Strickler	Officer	250,000	$0.75	$0.08
David Z. Strickler	Officer	400,000	$0.90	$0.08

				Temp.
		No. of Exp.	Orig. Ex.	Reduced Ex.
Optionee Name	Capacity	Options	Price	Price
David Z. Strickler	Officer	400,000	$0.57	$0.08
David Z. Strickler	Officer	400,000	$0.28	$0.08
David Z. Strickler	Officer	450,000	$0.40	$0.08
	Total	1,900,000

Mark H. Brennan	Director	400,000	$0.90
Mark H. Brennan	Director	300,000	$0.57
Mark H. Brennan	Director	300,000	$0.28
Mark H. Brennan	Director	500,000	$0.40
	Total	1,500,000

If the Amended Non-Expiring Plan Options are not exercised by the Reduced Price Deadline, they may still be exercised in accordance with their original terms, including satisfaction of any vesting requirements and payment of the exercise price set forth under the terms of their option grant.

The Board also approved an extension to 2,375,000 options granted under the Plan to former directors and officers (the “Former D&O Options”) to May 31, 2017. The exercise price of the Former D&O Options was not reduced, and are exercisable at the exercise price set forth under the terms of their option grant.

2017 Option Grants

The Board has also approved the grant of 8,070,000 non-qualified stock options under the Plan, exercisable at a price of $0.08 per share to directors, executive officers, employees and consultants. Directors and executive officers were granted the following options:

		Ex. Price	Number of
Optionee Name	Capacity	per Share	Options	Vesting Date	Expiry Date
Douglas D.G. Birnie	Director / Officer	$0.08	675,000	Jun. 30, 2017	Jun. 30, 2022
Douglas D.G. Birnie	Director / Officer	$0.08	337,500	Sept. 30, 2017	Sept. 30, 2022
Douglas D.G. Birnie	Director / Officer	$0.08	337,500	Dec. 31, 2017	Dec. 31, 2022
			1,350,000

David Z. Strickler	Officer	$0.08	450,000	Jun. 30, 2017	Jun. 30, 2022
David Z. Strickler	Officer	$0.08	225,000	Sept. 30, 2017	Sept. 30, 2022
David Z. Strickler	Officer	$0.08	225,000	Dec. 31, 2017	Dec. 31, 2022
			900,000

Mark Brennan	Director	$0.08	300,000	Jun. 30, 2017	Jun. 30, 2022
Mark Brennan	Director	$0.08	150,000	Sept. 30, 2017	Sept. 30, 2022
Mark Brennan	Director	$0.08	150,000	Dec. 31, 2017	Dec. 31, 2022
			600,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRELAND INC.
Date: January 3, 2017
	By:	/s/ David Z. Strickler, Jr.

Name: David Z. Strickler, Jr.
Title: Chief Financial Officer